SHARE PURCHASE AGREEMENT

         This Share Purchase Agreement ("Agreement"), dated as of September 17, 2003, among, Carriage House Capital Corp. an Arizona Corporation (the "Seller"), and Azonic Corporation, a Nevada corporation ("AZN"), and Infinity Capital Group, Inc. a Maryland Corporation (the "Buyer").

                              W I T N E S S E T H:

         A. WHEREAS, AZN is a corporation duly organized under the laws of the State of Nevada.

         B. WHEREAS, the Seller own in the aggregate 5,700,000 shares of common stock of AZN in the aggregate.

         C. WHEREAS, Buyer wishes to purchase an aggregate of 5,700,000 shares of common stock, the Seller (collectively, the "Purchase Shares"), and the Seller desire to sell the Purchase Shares to Buyer free and clear of liens and encumbrances.

         D. AZN is joining in this agreement to provide certain covenants warranties and representations.

         NOW, THEREFORE, it is agreed among the parties as follows:

                                    ARTICLE I

                                The Consideration

         1.1 Subject to the conditions set forth herein, Seller shall sell to Buyer and Buyer shall purchase an aggregate of 5,700,000 shares of common stock of AZN from Seller. The purchase price for the shares to be paid by Buyer to Seller is $100,000 (the "Consideration") of which is herewith paid by wire transfer to Seller through escrow agent, SEC Attorneys, LLC. Escrow Account, and is deemed non-refundable consideration for the Purchase Shares, specified.

                                   ARTICLE II

                        Closing and Conveyance of Shares

         2.1 The Purchase Shares shall be conveyed by Seller to Buyer with duly executed stock powers by a depositing certificate for 5,700,000 shares of Azonic Corporation with escrow agent for delivery to buyer. Upon receipt of the $100,000 by Seller, and satisfaction of a) the conditions precedent in Article VI, and b) procedures in Article V. The certificate for 5,700,000 of the Purchase Shares being purchased herein shall be delivered by escrow agent to Buyer upon receipt of purchase consideration of $100,000, and the payment as set forth in 9.9 hereof.

         2.2 Closing hereunder shall be completed by delivery in escrow to SEC Attorneys LLC. Escrow Account, of the requisite closing documents, cash consideration and share certificate for 5,700,000 shares on or before September 22, 2003 at 5:00 p.m. EST ("Closing Date") subject to satisfaction of the terms and conditions set forth herein.

         Consideration may be delivered by Federal Express or wire transfers, and any closing documents may be delivered by facsimile, Federal Express or other appropriate means.

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                                   ARTICLE III

         Representations, Warranties and Covenants of Seller and AZN as to AZN Seller and AZN each hereby, represent, warrant and covenant to Buyer as follows:

         3.1 AZN is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Articles of Incorporation and Amendments and Bylaws of AZN, are complete and accurate, and the minute books of AZN, copies of which have also been made available to Buyer, contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of AZN.

         3.2 (a) The authorized capital stock of AZN consists of 50,000,000 shares of common stock; and 5 million shares of preferred is authorized but none are outstanding. There are 6,000,000 shares of Common Stock of AZN issued and outstanding. All such shares of capital stock of AZN are free and were originally issued free of preemptive rights. AZN has no outstanding options, warrants, or other rights to purchase, or subscribe to, or other securities convertible into or exchangeable for any shares of capital stock of AZN, or contracts or arrangements of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of AZN.

         (b) The Seller owns the Purchase Shares and are conveying them to Buyer hereunder free and clear of any lien, pledge, security interest or other encumbrance, and, upon payment for the Purchase Shares as provided in this Agreement, the Buyer will acquire good and valid title to the Purchase Shares, free and clear of any lien, pledge, security interest or other encumbrance. None of the Purchase Shares are the subject of any voting trust agreement or other agreement relating to the voting thereof or restricting in any way the sale or transfer thereof except for this Agreement. Each Seller has full right and authority to transfer such Purchase Shares pursuant to the terms of this Agreement.

         3.3 AZN does not own nor has it  owned,  in the last  five  years,  any outstanding shares of capital stock or other equity interests of any partnership, joint venture, trust, corporation, limited liability company or other entity and there are no obligations of AZN to repurchase, redeem or otherwise acquire any capital stock or equity interest of another entity.

         3.4 This Agreement has been duly authorized, validly executed and delivered on behalf of the Seller and AZN and is a valid and binding agreement and obligation of AZN and Seller enforceable against the parties in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights.

         3.5 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by Seller or AZN will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of AZN, or of any material provisions of any indenture, mortgage, deed of trust or other material agreement or instrument to which AZN or Seller are a party, nor will result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of AZN pursuant to the terms of any agreement or instrument to which AZN is a party or by which AZN may be bound or to which any of AZN property is subject, and no event has occurred with which lapse of time or action by a third party could result in a material breach or violation of or default by AZN or Seller.

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         3.6  There  is  no  claim,  legal  action,  arbitration,   governmental
investigation or other legal or administrative proceeding, nor any order, decree or judgment in progress, pending or in effect, or to the best knowledge of the Seller threatened against or relating to AZN or affecting any of its assets, properties, business or capital stock. There is no continuing order, injunction or decree of any court, arbitrator or governmental authority to which AZN is a party or by which AZN or its assets, properties, business or capital stock are bound.

         3.7 AZN has never had income or operations, nor paid wages or other compensation, and has never been required to file and has not filed any federal or state income tax or other tax returns. AZN has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) pending or threatened against AZN for any period, nor of any basis for any such assessment, adjustment or contingency.

         3.8 AZN has delivered to Buyer audited financial statements dated March 31, 2003 and 2001, and all unaudited financial statements prepared subsequent to March 31, 2003, which have been filed with the SEC as part of quarterly reports on Form 10-QSB. All such statements, herein sometimes called "AZN Financial Statements" are complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of AZN for the periods indicated. All financial statements of AZN have been prepared in accordance with generally accepted accounting principles.

         3.9 As of the date hereof, AZN, represents and warrants that all outstanding indebtedness of AZN is as shown on the financial statements (except for legal and accounting services, and annual corporation fees incurred since June 30, 2003) and all such scheduled indebtedness, except the legal fees provided for in 9.9 hereof, will be the sole responsibility of the Seller and shall be paid by the Seller at the Closing hereunder.

         3.10 Since the dates of the AZN Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise, of AZN. AZN does not have any liabilities, commitments or obligations, secured or unsecured, except legal and accounting fees incurred since June 30, 2003, as discussed elsewhere in this agreement (whether accrued, absolute, contingent or otherwise).

         3.11 AZN is not a party to any contract performable in the future, except for transfer agent services.

         3.12 The representations and warranties of the AZN shall be true and correct as of the date hereof.

         3.13 AZN will have delivered to Buyer, all of its corporate books and records for review.

         3.14     AZN has no employee benefit plan in effect at this time.

         3.15 No representation or warranty by AZN or the Seller in this Agreement, or any certificate delivered pursuant hereto contains any untrue statement of a material fact.

         3.16 Buyer has received copies of Form 10-KSB as filed with the Securities and Exchange Commission ("SEC") which included audits for the year ended March 31, 2003 and each of its other reports to shareholders filed with the SEC through the period ended March 31, 2003. AZN is a registered company under Section 12(g) of the Securities Exchange Act of 1934, as amended.

         3.17 AZN has filed reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Federal Securities Laws").

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         3.18 The  Seller  has not  made any  general  solicitation  or  general advertising regarding the Purchase Shares.

         3.19 AZN has conducted no business whatsoever since March 31, 2002, has incurred no liabilities except as shown on the financial statements and legal and accounting fees for services, and which legal fees shall be paid as set forth in 9.9.

         3.20 There have been no material changes, debts, or liabilities incurred by AZN since the date of 10KSB for March 31, 2003 or the 10QSB for period ended June 30, 2003, except for accounting and legal fees and annual corporate update fees in Nevada which are provided for hereinabove.

                                   ARTICLE IV

                                 Indemnification

         4.1 The waiver of any condition to a party's obligation to consummate the transactions contemplated hereunder, where such condition is based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, or payment of Damages, or other remedy based on such representation, warranty, covenant or obligation.

         4.2 Seller and AZN, jointly and severally, shall indemnify and hold harmless the Buyer and its respective officers, directors and affiliates (the "Buyer Indemnified Persons") for, and will pay to the Buyer Indemnified Persons, the amount of, any loss, liability, claim, damage (including, without limitation, incidental and consequential damages), cost, expense (including, without limitation, interest, penalties, costs of investigation and defense and the reasonable fees and expenses of attorneys and other professional experts) or diminution of value, whether or not involving a third-party claim (collectively, "Damages"), directly or indirectly arising from, attributable to or in connection with any breach by any of the Seller or AZN of any covenant, agreement or obligation of AZN or Seller contained in this agreement or with any liability or debt of Azonic not set forth in the Financial Statements or paid in full by Seller.

         4.3 Promptly after receipt by an indemnified party of written notice (the "Notice of Claim") of the commencement of any action, suit or proceeding against it, or written threat thereof, such indemnified party will, if a claim is to be made against an indemnifying party under either of said sections, as applicable, give notice to the indemnifying party of the commencement of such action, suit or proceeding. The indemnified party shall furnish to the indemnifying party in reasonable detail such information as the indemnified party may have with respect to such indemnification claims (including copies of any summons, complaint or other pleading which may have been served on it and any written claim, demand, invoice, billing or other document evidencing or assenting the same). Subject to the limitations set forth in this section, no failure or delay by the indemnified party in the performance of the foregoing shall reduce or otherwise affect the obligation of the indemnifying party to indemnify and hold the indemnified party harmless except to the extent that such failure or delay shall have materially and adversely affected the indemnifying party's ability to defend against, settle or satisfy any action, suit or
proceeding   the  claim  for  which  the   indemnified   party  is  entitled  to
indemnification hereunder. The foregoing shall not apply to the extent inconsistent with the provisions of section 4.8 relating to Proceedings.

         4.4 If the claim or demand set forth in the Notice of Claim given by the indemnified party is a claim or demand asserted by a third party, the indemnifying party shall have 30 days after the Date of Notice of Claim to notify the indemnified party in writing of its election to defend such third party claim or demand on behalf of the indemnified party (the "Notice Period"); provided, however, that the indemnified party is authorized to file any motion, answer or other pleading which it deems necessary or appropriate to protect its interests during the Notice Period. If the indemnifying party elects to defend such third party claim or demand, the indemnified party shall make available to the indemnifying party and its agents and representatives all records and other materials which are reasonably required in the defense of such third party claim

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or demand and shall  otherwise  cooperate  (at the sole cost and  expense of the indemnifying party) with, and assist (at the sole cost and expense of the indemnifying party) the indemnifying party in the defense of, such third party claim or demand, and so long as the indemnifying party is diligently defending such third party claim in good faith, the indemnified party shall not pay, settle or compromise such third party claim or demand. If the indemnifying party elects to defend such third party claim or demand, the indemnified party shall have the right to control the defense of such third party claim or demand, at the indemnified party's own expense. If the indemnifying party does not elect to defend such third party claim or demand or does not defend such third party claim or demand in good faith, the indemnified party shall have the right, in addition to any other right or remedy it may have hereunder at the indemnifying party's expense, to defend such third party claim or demand.

         4.5 The term "Date of Notice of Claim" shall mean the date the Notice of Claim is effective pursuant to section 4.6 of this Agreement.

         4.6 A  claim  for  indemnification  for  any  matter  not  involving  a
third-party   claim  may  be   asserted   by  notice  to  the  party  from  whom
indemnification is sought.

         4.7 Any legal action or proceeding with respect to this Agreement or any matters arising out of or in connection with this Agreement or the transactions contemplated hereby or the documents executed and delivered in connection herewith, and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of Arizona or of the United States of America for the District of Arizona, and, by execution and delivery of this Agreement, the parties each hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and appellate courts thereof. The parties irrevocably consent to service of process out of any of the aforementioned courts in any such action or proceeding in accordance with the notice provisions set forth in Section 8.5. The parties each hereby irrevocably waive any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or the transactions contemplated hereby or the documents execute and delivered in connection herewith brought in the courts referred to above and hereby further irrevocably waive and agree, to the extent permitted by applicable law, not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law.

                                    ARTICLE V

                              Procedure for Closing

         5.1 At the Closing Date, the purchase and sale shall be consummated after satisfaction of all conditions precedent set forth in Article VI, by Seller's common stock certificates for the Purchase Shares being delivered, duly executed, for 5,700,000 shares of common stock to escrow agent, the delivery of the Consideration for share purchase to escrow agent from the Buyer, together with delivery of all other items, agreements, stock powers, warranties, and representations set forth in this Agreement.

         5.2 Escrow Agent is SEC Attorneys, LLC. and the escrow account is SEC Attorneys, LLC. Trust Account @ People's Bank, 198 Amity Road, Woodbridge, CT 06525, (203) 786-2641. ABA #221172186, Account # 043-7011097.

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                                   ARTICLE VI

                           Conditions Precedent to the
                          Consummation of the Purchase

         The following are conditions precedent to the consummation of the Agreement on or before the Closing Date:

         6.1 Seller and AZN shall have performed and complied with all of their respective obligations hereunder which are to be complied with or performed on or before the Closing Date.

         6.2 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

         6.3 The representations and warranties made by Seller and AZN in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Closing Date, except to the extent that such representations and warranties may be untrue on and as of the Closing Date because of changes caused by transactions suggested or approved in writing by the Buyer.

                                   ARTICLE VII

                           Termination and Abandonment

         7.1   Anything   contained   in   this   Agreement   to  the   contrary
notwithstanding, the Agreement may be terminated and abandoned at any time prior to or on the Closing Date:

                  (a)      By mutual consent of parties;

                  (b)      By  Seller or Buyer,  if any  condition  set forth in
                           Article VI relating to the other party has not been met or has not been waived;

                  (c) By Seller or Buyer, if any suit, action, or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit, or otherwise affect the consummation of the transactions contemplated hereby;

                  (d) By Seller or Buyer, if there is discovered any material error, misstatement or omission in the representations and warranties of another party; or

                  (e) By the Seller, if the Closing does not occur, through no failure to act by Seller, on September 22, 2003, or if Buyer fails to deliver the consideration required herein.

         7.2 Any of the terms or conditions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, by action taken by its Board of Directors provided; however, that such action shall be taken only if, in the judgment of the Board of Directors taking the action, such waiver will not have a materially adverse effect on the benefits intended under this Agreement to the party waiving such term or condition.

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                                  ARTICLE VIII

                         Continuing Representations and
                            Warranties and Covenants

         8.1 The respective representations, warranties, and covenants of the parties hereto and the covenants and agreements of the parties hereto shall survive after the closing under this Agreement in accordance with the terms thereof.

         8.2 There are no representations whatsoever about any matter relating to AZN, Seller, or any item contained in this Agreement, except as is contained in the express language of this Agreement.

         8.3 Buyer warrants that it has performed its own due diligence regarding AZN and Seller and their agents and attorneys shall have no liability whatsoever for any matter, or representation not specifically disclosed herein. Buyer, as a specific inducement to Seller hereby waives and releases any claim whatsoever against Seller and their agents and attorneys forever and covenant not to sue Seller, their agents and attorneys under any circumstances for any matter not specifically and expressly represented within this document. Neither Seller nor their agents shall be liable under any circumstances for any act of omission or interpretation and Buyers hereby specifically release Seller and their agents from any claims therefore in order to induce the Seller to enter into and perform under this agreement.

                                   ARTICLE IX

                                  Miscellaneous

         9.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein.

         9.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

         9.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

         9.4 This Agreement may not be amended except by written consent of both parties.

         9.5  Any  notices,   requests,  or  other  communications  required  or
permitted hereunder shall be delivered personally or sent by overnight courier service, prepaid, addressed as follows:

To Seller:        HRBAER@AOL

To AZN:           Carriage House Capital
                  2530 South Rural Road
                  Tempe, AZ 85282 (480) 731-9100

To Buyer:         Greg Laborde, President
                  Infinity Capital Group, Inc.
                  7 Dey Street, Suite 900
                  New York, New York (212) 962-4400

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Copy to:          SEC Attorneys, LLC
                  110 Washington Avenue, 4th Floor
                  North Haven, CT 06473 (203) 234-6350

or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

         9.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of the Buyer and Seller. However, AZN may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

         9.7 This Agreement shall be governed by and construed in accordance with and enforced under the laws of the state of Arizona applicable to all agreements made hereunder. Venue and jurisdiction for any legal actions hereunder shall be District Court in and for Pima County Arizona.

         9.8 In connection with this Agreement the parties have appointed the escrow agent, SEC Attorneys LLC, which shall be authorized by this agreement to do the following:

         1) Accept the purchase price of $100,000 from buyers, and disburse it in accordance with Seller's written instructions, upon receipt of a copy of this agreement signed by Seller, Buyer and AZN and further to accept $6,500 for payment under 9.9 below to be disbursed to M. A. Littman, Attorney at Law, and a promissory note to M. A. Littman from the buyer for $3,500 payable in three equal monthly installments commencing Oct. 22, 2003, without interest.

         2) Accept the common stock certificates of AZN with duly signed and guaranteed signatures for 5,700,000 common shares from Seller and,

         3) Upon receipt of the certificates for the purchase shares disburse the proceeds received at closing from the escrow in accordance with Seller's separate written instructions

         4) Transmit by Federal Express the stock certificates to buyer at: SEC Attorneys, LLC, 110 Washington Ave. 4th Flr., North Haven, CT 06473

         5) In the event of default in delivery of cash or certificates by a party under this agreement, any cash or certificates received from the other party shall be returned to the remitting party 3 business days after default.

         6) Escrow Agent is specifically indemnified and held harmless hereby for its actions or inactions in following these instructions as contained in this contract. Escrow Agent shall have no liability for any warranties or representations contained within the provisions of this contract, except as to the performance of its duties under this provision 8.8. In the event of a dispute involving the escrow instructions or the consideration to be delivered in escrow, the escrow agent is authorized to implead the consideration received into the District Court of Pima County, Arizona upon ten days written notice, and be relieved of any further escrow duties thereupon. Any and all costs of attorneys fees and legal actions of escrow agent for any dispute resolution or impleader action shall be paid in equal shares by the parties to this agreement.

         9.9 Buyer will pay legal fees for M. A. Littman for services rendered to date to Seller and AZON in the amount of $10,000 as follows: $6,500 at closing and $1,116.66 per month for 3 consecutive months on the 22nd day of each month, which shall be evidenced by the Buyers promissory note in such amount. This provision shall be enforceable against AZON and or Buyer regardless of other provision under the Agreement.

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


         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

Azonic Corporation


/s/Howard Baer
-----------------------
Name: Howard Baer
Title: President


Seller:
Carriage House Capital Corp.


/s/Howard Baer
-----------------------
Name: Howard Baer, Manager


Buyer:
Infinity Capital Group, Inc.


/s/Gregory H. Laborde
-------------------------
Gregory H. Laborde, President


SEC Attorneys, LLC

/s/Jerry Gruenbaum
-------------------------
Jerry Gruenbaum, Esquire









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